SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2008

                        First Clover Leaf Financial Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                        0-50820                20-4797391
----------------------------       --------------------      ------------------
(State or other jurisdiction       (Commission File No.)       (IRS Employer
    of incorporation)                                        Identification No.)



6814 Goshen Road, Edwardsville, Illinois                             62025
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (618) 656-6122


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 8.01.  Other Events.

     On December 12, 2008, First Clover Leaf Financial Corp. (the "Company") announced that its Board of Directors (the "Board") has authorized an increase in the number of shares that may be repurchased pursuant to the Company's current stock repurchase plan that was previously announced on November 12, 2008. Under the expanded repurchase plan, the Company is authorized to repurchase an additional 881,966 shares, representing approximately 10% of the Company's issued and outstanding shares of common stock as of December 12, 2008. As of December 11, 2008, the Company had repurchased 425,155 shares of its common stock out of the 924,482 shares that had been previously authorized for repurchase.

     As previously disclosed, the authorization permits shares to be repurchased in open market or negotiated transactions, and pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission. The authorization will be utilized at management's discretion, subject to the limitations set forth in Rule 10b-18 of the Securities and Exchange Commission and other applicable legal requirements, and to price and other internal limitations established by the Board. The authorization may be suspended, terminated or modified for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. These factors will also affect the timing and amount of share repurchases.

     A copy of the press release announcing the increase is attached as Exhibit 99 to this report.


Item 9.01.  Financial Statements and Exhibits.

(a)    Not Applicable.

(b)    Not Applicable.

(c)    Not Applicable.

(d)    Exhibits.

                  Exhibit No.              Description
                  -----------              -----------

                           99              Press release dated December 12, 2008


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST CLOVER LEAF FINANCIAL CORP.


DATE:  December 15, 2008               By: /s/ Darlene F. McDonald
                                           ------------------------------------
                                           Darlene F. McDonald
                                           Chief Financial Officer